                            GROUP VARIABLE CONTRACTS
                             SEPARATE ACCOUNT ELEVEN
                                    STANDARD
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-72042


     SUPPLEMENT DATED SEPTEMBER 17, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

             SUPPLEMENT DATED SEPTEMBER 17, 2003 TO YOUR PROSPECTUS


The Board of Directors of the Invesco Funds has approved a proposal to merge the Invesco Telecommunications Fund into the Invesco Technology Fund.

If the merger is approved by Fund shareholders, all of your Participant Account value currently held in the Invesco Telecommunications Fund Sub-Account will be merged into the Invesco Technology Fund Sub-Account. Unless you direct otherwise, future Contributions with allocations to the Invesco Telecommunications Fund Sub-Account will be directed to the Invesco Technology Fund Sub-Account. Upon completion of the Merger, anticipated in early November, 2003, the Invesco Telecommunications Fund Sub-Account will no longer be available and all references to the Invesco Telecommunications Fund in the prospectus will be deleted.

In addition, the Board of Directors has approved a proposal to replace INVESCO as the investment adviser for the Invesco Financial Services Fund, Invesco Leisure fund, Invesco Small Company Growth Fund and Invesco Technology Fund with A I M Advisors, Inc.

If approved by Fund shareholders, the paragraph under the sub-section entitled "Investment Advisers" under the section entitled "The Funds" describing INVESCO as the investment adviser to the Invesco Funds will be deleted and replaced with the following:

A I M Advisors, Inc. is the investment adviser to Invesco Financial Services Fund, Invesco Leisure Fund, Invesco Small Company Growth Fund and Invesco Technology Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4274